Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
CCM Global Equity ETF (CCMG)
(the “Fund”)
a series of EA Series Trust (the “Trust”)
listed on NYSE Arca, Inc.
July 15, 2024
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information
each dated January 16, 2024
The Fund’s Board of Trustees reduced the Fund’s management fee to 0.33% effective July 18, 2024. All references in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are revised accordingly.
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section is deleted in its entirety and replaced as follows:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee[1,2]	0.33%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[3]	0.00%
Acquired Fund Fees and Expenses[3]	0.19%
Total Annual Fund Operating Expenses	0.52%
Fee Waivers[4]	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver	0.33%

[1]
The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable.

[2]	Effective July 18, 2024, the Fund’s investment adviser contractually reduced the Fund’s unitary management fee from 0.34% to 0.33%. The Management Fee has been restated to reflect the new fee.
[3]
Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year. “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.

[4]
The Fund’s investment adviser has contractually agreed to waive receipt of its management fees to the extent necessary to offset AFFE. The Fee Waiver Agreement will remain in place until January 31, 2026 unless terminated sooner by the Trustees.

The “Example” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation agreements for the periods shown). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$34	$148
If you have any questions, please call (215) 882-9983.
Please retain this Supplement for future reference.